Accrued Expenses and Other Liabilities (Detail) - USD ($) $ in Thousands		Sep. 30, 2020	Sep. 30, 2019
Accrued Expenses and Other Current Liabilities [Line Items]
Tuition fee payable to government agencies	[1]	$ 24,109	$ 12,971
Salary and welfare payable		10,577	8,691
Accrued expenses		11,386	8,317
Remuneration payable to lecturers		4,648	2,701
Uncertain income tax liabilities (Note 19)		160	152
Other payable		4,574	5,435
Accrued expenses and other liabilities		$ 55,454	$ 38,267

[1]	Tuition fee payable to government agencies mainly represents the portion of tuition fee collected by the Group on behalf of the government agencies which provide certain continuing education courses. The Group is only responsible for the student enrollment and provision of online platform and shares certain percentage of tuition fee as service fees.